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                                                                   EXHIBIT 10.37



                         TRADEMARK COLLATERAL ASSIGNMENT



         This TRADEMARK COLLATERAL ASSIGNMENT ("Assignment") is made and entered into as of June 13, 1997 by BANNER HOLDINGS, INC., a Delaware corporation, and each of the Persons listed on the signature pages hereto, together with each other Person who may become a party hereto pursuant to Section 16 of this Assignment (each a "Grantor" and collectively "Grantors"), jointly and severally in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent for the benefit of the Lenders that are or become party to the Loan Agreement referred to below (collectively, "Secured Party"), with reference to the following facts:


                                         RECITALS

         A. Pursuant to the Revolving Loan Agreement of even date herewith by and among Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), the lenders from time to time a party thereto (collectively, the "Lenders" and individually, a "Lender"), and Wells Fargo Bank, National Association as the Agent for the Lenders (as such agreement may from time to time be amended, extended, renewed, supplemented or otherwise modified, the "Loan Agreement"), the Lenders have agreed to extend certain credit facilities to Borrower.

         B. The Loan Agreement provides, as a condition of the availability of such credit facilities, that Grantors shall enter into this Assignment and shall grant security interests to Secured Party as herein provided.

         C. Each Grantor expects to realize direct and indirect benefits as a result of the availability of the aforementioned credit facilities.


                                    AGREEMENT

         NOW, THEREFORE, in order to induce the Lenders to extend the aforementioned credit facilities to Borrower, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantors hereby jointly and severally represent, warrant, covenant and agree as follows:









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         1.       Definitions. This Assignment is the nt referred to in the Loan
Agreement. Terms defined in the Loan Agreement and not otherwise defined in this Assignment shall have the meanings defined for those terms in the Loan
Agreement. As used in this Assignment, the following terms shall have the meanings respectively set forth after each:

         "Assignment" means this nt, and any extensions, modifications, renewals, restatements, supplements or amendments hereof, including, without limitation, any documents or agreements by which additional Grantors become party hereto.

         "Collateral" means and includes all of the following: (a) all of Grantors' presently existing, or hereafter acquired, right, title, and interest in and to all of Grantors' trademarks, trade names, trade styles, and service marks existing or registered in the United States; all prints and labels on which said trademarks, trade names, trade styles, and service marks appear, have appeared, or will appear, and all designs and general intangibles of a like nature; all applications, registrations, and recordings relating to the foregoing in the United States Patent and Trademark Office ("USPTO") or in any similar office or agency of the United States, any State thereof, or any political subdivision thereof, or in any other countries, and all reissues, extensions, and renewals thereof, including those trademarks, terms, designs, and applications described in Schedule 1 hereto (the "Trademarks"); (b) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; and (c) any and all proceeds of any of the foregoing, including any claims by Grantors against third parties for past, present and future infringement of the Trademarks or any licenses with respect thereto.

         "Grantors" means Borrower, those Persons listed on the signature pages hereto, and those Domestic Subsidiaries of Borrower, if any, that become parties hereto as provided in Section 16 hereof, and each of them, and any one or more of them, jointly and severally.

         "Secured Obligations" means any and all present and future Obligations of any type or nature of Borrower or any other Grantor to Secured Party, arising under or relating to the Loan Documents or any one or more of them, whether due or to become due, matured or unmatured, liquidated or unliquidated, or contingent or noncontingent, including Obligations of performance as well as Obligations of payment, and including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against Borrower or any Grantor.

         "Secured Party" means the Agent who shall receive and hold the assignments made hereunder for the ratable benefit of each of the Lenders which are parties to the Loan Agreement from time to time. Subject to the terms and conditions of the Loan Agreement, any right, remedy, privilege, or power of Secured Party shall be exercised by the Agent.






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         2.       Incorporation of Representations, Warranties, Covenants and
Other Provisions of Loan Documents. This Assignment is one of the "Loan Documents" referred to in the Loan Agreement. All representations, warranties, affirmative and negative covenants and other provisions contained in any Loan Document that are applicable to Loan Documents generally are fully applicable to this Agreement and are incorporated herein by this reference as though set forth herein in full. Without limiting the generality of the foregoing, the arbitration provisions set forth in Section 11.25 of the Loan Agreement are incorporated herein and each Grantor agrees to be bound by such provisions and that any "Dispute" (as such term is defined in such Section) relating to this Assignment shall be resolved in accordance with such provisions.

         3. Assignment. For valuable consideration, Grantors and each of them hereby jointly and severally grant, assign, and convey to Secured Party, to secure the prompt and indefeasible payment and performance of all of the Secured Obligations, all of the presently existing and hereafter acquired Collateral. This Assignment is a continuing and irrevocable agreement and all the rights, powers, privileges and remedies hereunder shall apply to any and all Secured Obligations, including those arising under successive transactions which shall either continue the Secured Obligations, increase or decrease them and notwithstanding the bankruptcy of any Grantor or any other Person or any other event or proceeding affecting any Person.

         4. Representations, Warranties and Covenants. Grantors, and each of them, represent, warrant and agree that:

                  (a) All of the existing Collateral is valid and subsisting in full force and effect, and Grantors own the sole, full, and clear title thereto, and the right and power to grant the security interests granted hereunder. Grantors will, at their expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral as valid, subsisting, and registered trademarks, including, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any Liens, claims, mortgages, assignments or licenses of any nature whatsoever, whether recorded or unrecorded, except as permitted by the Loan Agreement.

                  (b) As of the date hereof, none of Grantors or their Domestic Subsidiaries has any Trademarks registered, or subject to pending applications, in the USPTO, or any similar office or agency in the United States other than those described in Schedule 1.

                  (c) Except as listed on Schedule 2, to the best of Grantors' knowledge, there are no actions, suits, proceedings or investigations pending or threatened in writing against any Grantor before any Governmental Agency which, if determined adversely to such Grantor, would cause the Collateral, or any portion thereof, to be adjudged invalid or unenforceable, in whole or in part.






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                  (d)      No Grantor nor any Domestic Subsidiary of any Grantor
         shall assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or Lien upon, encumber, grant an exclusive or nonexclusive license or sublicense relating thereto, except as permitted herein or in the Loan Agreement, or otherwise dispose of, any of the Collateral without the prior written consent of Secured Party. Nothing in this Assignment shall be deemed a consent by Secured Party to any such action, except as such action is expressly permitted hereunder.

                  (e) No Grantor nor any Domestic Subsidiary of any Grantor shall file any application for the registration of a trademark with the USPTO or any similar office or agency in the United States, or any State therein, unless such Grantor or Domestic Subsidiary has, by thirty (30) days' prior written notice, informed Secured Party of such action. Upon request of Secured Party, Grantors shall execute and deliver to Secured Party any and all assignments, agreements, instruments, documents, and such other papers as may be requested by Secured Party to evidence the assignment to Secured Party of such trademark. Each Grantor authorizes Secured Party to modify this Assignment by amending Schedule 1 to include any new trademark or service mark, and any trademark or service mark renewal of any Grantor applied for and obtained hereafter.

                  (f) No Grantor nor any Domestic Subsidiary of any Grantor has abandoned any of the Trademarks, and no Grantor nor any Domestic Subsidiary of any Grantor will do any act, or omit to do any act, whereby the Trademarks may become abandoned, cancelled, invalidated, unenforceable, avoided, or avoidable. Each Grantor shall notify Secured Party immediately if it knows, or has reason to know, of any reason why any application, registration, or recording may become abandoned, cancelled, invalidated, or unenforceable.

                  (g) Grantors will render any assistance, as Secured Party may reasonably determine is necessary, to Secured Party in any proceeding before the USPTO, any federal or state court, or any similar office or agency in the United States, or any State therein, to maintain the Trademarks and to protect Secured Party's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability, and opposition, interference, and cancellation proceedings.

                  (h) Each Grantor will promptly notify Secured Party if such Grantor (or any Affiliate or Subsidiary thereof) learns of any material use by any Person of any term or design likely to cause confusion with any of the Trademarks, or of any material use by any Person of any other process or product which infringes upon any of the Trademarks. If requested by Secured Party, Grantors, at their expense, shall join with Secured Party in such action as Secured Party in Secured Party's discretion, may reasonably deem advisable for the protection of Secured Party's interest in and to the Trademarks.








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                  (i)      Grantors assume all responsibility and liability
         arising from the use of the Trademarks, and each Grantor hereby indemnifies and holds the Agent and each of the Lenders harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted, or sold by any Grantor (or any Affiliate or Subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale, or advertisement of any such product by any Grantor or any Affiliate or Subsidiary thereof.

                  (j) Grantors shall promptly notify Secured Party in writing of any adverse determination in any proceeding in the USPTO or any other foreign or domestic Governmental Agency, court or body, regarding any Grantor's claim of ownership in any of the Trademarks. In the event of any material infringement of any of the Trademarks by a third party, Grantors shall promptly notify Secured Party of such infringement and sue for and diligently pursue damages for such infringement. If any Grantor shall fail to take such action within one
         (1) month after such notice is given to Secured Party, Secured Party may, but shall not be required to, itself take such action in the name of any or all Grantors, and each Grantor hereby appoints Secured Party the true and lawful attorney of Grantors, for them and in their name, place and stead, on behalf of Grantors, to commence judicial proceedings in any court or before any other tribunal to enjoin and recover damages for such infringement, any such damages due to Grantors, net of costs and reasonable attorneys' fees, to be applied to the Secured Obligations.

                  (k) Each Grantor shall, at its sole expense, do, make, execute and deliver all such additional and further acts, things, deeds, assurances, and instruments, in each case in form and substance satisfactory to Secured Party, relating to the creation, validity, or perfection of the security interests and collateral assignments provided for in this Assignment under 35 U.S.C. Section 261, 15 U.S.C.
         Section 1051 et seq., the Uniform Commercial Code or other Law of the United States, the State of California, or other States as Secured Party may from time to time reasonably request, and shall take all such other action as the Secured Party may reasonably require to more completely vest in and assure to Secured Party its rights hereunder or in any of the Collateral, and each Grantor hereby irrevocably authorizes Secured Party or its designee, at such Grantor's expense, to execute such documents, and file such financing statements with respect thereto with or without such Grantor's signature, as Secured Party may reasonably deem appropriate. In the event that any recording or refiling (or the filing of any statement of continuation or assignment of any financing statement) or any other action, is required at any time to protect and preserve such security interest and collateral assignments, Grantors shall, at their sole cost and expense, cause the same to be done or taken at such time and in such manner as may be necessary and as may be reasonably requested by Secured Party. Each Grantor further authorizes Secured Party to have this or any other








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         similar assignment or security agreement recorded or filed with the
         Commissioner of Patents and Trademarks or other appropriate federal, state or government office.

                  (l) Secured Party is hereby irrevocably appointed by each Grantor as its lawful attorney and agent, with full power of substitution to execute and deliver on behalf of and in the name of any or all Grantors, such financing statements, collateral assignments, pledges and other documents and agreements, and to take such other action as Secured Party may deem necessary for the purpose of perfecting, protecting or effecting the security interests granted herein and effected hereby, and any mortgages or Liens necessary or desirable to implement or effectuate the same, under any applicable Law, and Secured Party is hereby authorized to file on behalf of and in the name of any or all Grantors, at Grantors' sole expense, such financing statements, collateral assign ments, documents, and agreements in any appropriate governmental office.

                  (m) Secured Party may, in its sole discretion, pay any amount, or do any act which Grantors fail to pay or do as required hereunder or as requested by Secured Party to preserve, defend, protect, maintain, record, amend, or enforce the Secured Obligations, the Collateral, or the security interest granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, and reasonable attorneys' fees. Grantors will be liable to Secured Party for any such payment, which payment shall be deemed an advance by the Lenders to Grantors, shall be payable on demand, together with interest at the rate(s) set forth in the Loan Agreement, and shall be part of the Secured Obligations.

         5.       Licenses.

                  (a) Secured Party hereby grants to Grantors a non-exclusive, nontransferable, royalty-free right and license to use the Collateral, for Grantors' sole account and benefit, in the ordinary course of Grantors' business, so long as Secured Party shall not have foreclosed its Lien on the Collateral in connection with the exercise of its rights and remedies hereunder.

                  (b) Secured Party further grants to Grantors and their Subsidiaries a non-exclusive, nontransferable, royalty-free and perpetual right and license to use the Collateral in connection with the Excluded Businesses (as defined below), for Grantors' sole account and benefit, whether or not Secured Party shall have foreclosed its Lien on the Collateral. As used in this paragraph, "Excluded Businesses" means the rental and sale of consumer items including consumer electronic goods, household appliances and furniture.









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         6.       Events of Default. Any "Event of Default" as defined in the
Loan Agreement shall constitute an Event of Default hereunder.

         7. Rights and Remedies. Upon the occurrence of any such Event of Default, and at any time thereafter, in addition to all other rights and remedies of Secured Party, whether provided under Law, the Loan Agreement or otherwise, Secured Party shall have the following rights and remedies which may be exercised without notice to, or consent by, any Grantor, except as such notice or consent is expressly provided for hereunder.

                  (a) Secured Party may use any of the Trademarks for the sale of goods, completion of work in process, or rendering of services in connection with enforcing any security interest granted to Secured Party by Grantors or any Domestic Subsidiary of any Grantor.

                  (b) Secured Party may grant such license or licenses relating to the Collateral for such term or terms, on such conditions and in such manner, as Secured Party shall, in its sole discretion, deem appropriate. Such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or nonexclusive basis throughout all or part of the United States of America, its territories and possessions, and all foreign countries.

                  (c) Secured Party may assign, sell, or otherwise dispose of the Collateral, or any part thereof, either with or without special conditions or stipulations, except that Secured Party agrees to provide Grantors with five (5) days' prior written notice of any proposed disposition of the Collateral. The requirement of sending notice conclusively shall be met if such notice is mailed, first class mail, postage prepaid, to Borrower, on behalf of all Grantors. Each Grantor hereby irrevocably appoints Borrower as its agent for the purpose of receiving notice of sale hereunder, and agrees that such Grantor conclusively shall be deemed to have received notice of sale when notice of sale has been given to Borrower. Each Grantor expressly waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided in this Section 7(c). Secured Party shall have the power to buy the Collateral, or any part thereof, and Secured Party shall also have the power to execute assurances and perform all other acts which Secured Party may, in Secured Party's sole discretion, deem appropriate or proper to complete such assignment, sale, or disposition. In any such event, Grantors shall be liable for any deficiency.

                  (d) In addition to the foregoing, in order to implement the assignment, sale or other disposition of any of the Collateral pursuant to Section 7(c) hereof, Secured Party may, at any time, execute and deliver, on behalf of Grantors, and each of them, pursuant to the authority granted in powers of attorney, one or more instruments of assignment of the Trademarks (or any application, registration, or recording relating








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



        thereto), in form suitable for filing, recording, or registration. Grantors agree to pay Secured Party, on demand, all costs incurred in any such transfer of the Collateral, including, but not limited to any taxes, fees, and reasonable attorneys' fees.

                  (e) Secured Party may first apply the proceeds actually received from any such license, assignment, sale, or other disposition of Collateral first to the reasonable costs and expenses thereof, including, without limitation, reasonable attorneys' fees and all legal, travel, and other expenses which may be incurred by Secured Party. Thereafter, Secured Party may apply any remaining proceeds to such of the Secured Obligations as provided in the Loan Agreement. Grantors shall remain liable to Secured Party for any expenses or Secured Obligations remaining unpaid after the application of such proceeds, and Grantors will pay Secured Party, on demand, any such unpaid amount, together with interest at the rate(s) set forth in the Loan Agreement.

                  (f) If any such license, assignment, sale, or other disposition of the Collateral (or any part thereof) is made after the occurrence of an Event of Default, Grantors shall supply to Secured Party, or Secured Party's designee, Grantors' knowledge and expertise relating to the manufacture and sale of the products and services bearing the Trademarks and Grantors' customer lists and other records relating to the Trademarks and the distribution hereof.

                  (g) Each Grantor hereby waives any and all rights that it may have to a judicial hearing, if any, in advance of the enforcement of any of Secured Party's rights hereunder, including, without limitation, its rights following any Event of Default to take immediate possession of the Collateral and exercise its rights with respect thereto.

         Nothing contained herein shall be construed as requiring Secured Party to take any such action at any time. All of Secured Party's rights and remedies, whether provided under Law, the Loan Agreement, this Assignment, or otherwise shall be cumulative, and none is exclusive of any right or remedy otherwise provided herein or in any of the other Loan Documents, at law or in equity. Such rights and remedies may be enforced alternatively, successively, or concurrently.

         8. Waivers and Consents. Each Grantor acknowledges that the Liens created or granted herein will or may secure Obligations of Persons other than such Grantor and, in full recognition of that fact, each Grantor consents and agrees that Secured Party may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof, except in respect of the Pledge Agreement: (a) supplement, modify, amend, extend, renew, accelerate or otherwise change the time for payment or the terms of the Secured Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Secured Obligations or any part thereof, or any of the Loan








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



Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Secured Obligations or any part thereof; (d) accept partial payments on the Secured Obligations; (e) receive and hold additional security or guaranties for the Secured Obligations or any part thereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer and/or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as Secured Party in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Secured Obligations or any part thereof; (h) settle, release on terms satisfactory to Secured Party or by operation of applicable Laws or otherwise liquidate or enforce any Secured Obligations and any security or guaranty in any manner, consent to the transfer of any security and bid and purchase at any sale; and/or
(i) consent to the merger, change or any other restructuring or termination of the corporate existence of any Grantor or any other Person, and correspondingly restructure the Secured Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Grantor or the continuing existence of any Lien hereunder, under any other Loan Document to which any Grantor is a party or the enforceability hereof or thereof with respect to all or any part of the Secured Obligations.

         Upon the occurrence and during the continuance of any Event of Default, Secured Party may enforce this Assignment independently as to each Grantor and independently of any other remedy or security Secured Party at any time may have or hold in connection with the Secured Obligations secured hereby, and it shall not be necessary for Secured Party to marshal assets in favor of any Grantor or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Assignment. Each Grantor expressly waives any right to require Secured Party to marshal assets in favor of any Grantor or any other Person or to proceed against any other Grantor or any Collateral provided by any other Grantor, and agrees that Secured Party may proceed against Grantors and/or the Collateral in such order as it shall determine in its sole and absolute discretion. Secured Party may file a separate action or actions against any Grantor, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each Grantor agrees that Secured Party and Borrower and any Affiliate of Borrower may deal with each other in connection with the Secured Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Assignment. Secured Party's rights hereunder shall be reinstated and revived, and the enforceability of this Assignment shall continue, with respect to any amount at any time paid on account of the Secured Obligations which thereafter shall be required to be restored or returned by Secured Party upon the bankruptcy, insolvency or reorganization of any Grantor or otherwise, all as though such amount had not been paid. The Liens created or granted herein and the enforceability of this Assignment at all times shall remain effective to secure the full amount of all the Secured Obligations even though the Secured Obligations, including any part thereof or any other security or guaranty








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



therefor, may be or hereafter may become invalid or otherwise unenforceable as against Borrower or any other Grantor and whether or not Borrower or any other Grantor shall have any personal liability with respect thereto. Each Grantor expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of Borrower or any other Grantor with respect to the Secured Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Secured Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Secured Obligations, (c) the cessation for any cause whatsoever of the liability of Borrower or any other Grantor (other than by reason of the full payment and performance of all Secured Obligations), (d) any failure of Secured Party to marshal assets in favor of any Grantor or any other Person, (e) except as otherwise provided in this Assignment, any failure of Secured Party to give notice of sale or other disposition of Collateral to any Grantor or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (f) except as otherwise provided in this Assignment, any failure of Secured Party to comply with applicable Laws in connection with the sale or other disposition of any Collateral or other security for any Secured Obligation, including, without limitation, any failure of Secured Party to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Secured Obligation, (g) any act or omission of Secured Party or others that directly or indirectly results in or aids the discharge or release of Borrower or any other Grantor or the Secured Obligations or any other security or guaranty therefor by operation of Law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of Secured Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by Secured Party, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code, (l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of Secured Party for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Secured Obligations (or any interest thereon) in or as a result of any such proceeding, (p) to the extent permitted, the benefits of any form of one-action rule under any applicable Law, or (q) any action taken by Secured Party that is authorized by this Section 8 or any other provision of any Loan Document. Until such time, if any, as all of the Secured Obligations have been paid and performed in full and no portion of the Commitment remains in effect, no Grantor shall have any right of subrogation, contribution, reimbursement or indemnity, and each Grantor expressly waives any right to enforce any remedy that Secured Party now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any Collateral now or hereafter held by Secured Party. Guarantor specifically waives any rights or defenses Guarantor may have by reason of an election of remedies by








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Lender, or protection afforded to Borrower with respect to Borrower's obligations pursuant to the antideficiency or other laws limiting, qualifying or discharging Borrower's indebtedness, including, without limitation, California Code of Civil Procedure Sections 580a, 580b, 580d or 726. Each Grantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Assignment or of the existence, creation or incurring of new or additional Secured Obligations.

         9. Condition of Borrower and Its Subsidiaries. Each Grantor represents and warrants to Secured Party that each Grantor has established adequate means of obtaining from Borrower and its Subsidiaries, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties, and each Grantor now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of Borrower and its Subsidiaries and their Properties. Each Grantor hereby expressly waives and relinquishes any duty on the part of Secured Party (should any such duty exist) to disclose to any Grantor any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of Borrower or its Subsidiaries or their Properties, whether now known or hereafter known by Secured Party during the life of this Assignment. With respect to any of the Secured Obligations, Secured Party need not inquire into the powers of Borrower or any Subsidiaries thereof or the officers or employees acting or purporting to act on their behalf, and all Secured Obligations made or created in good faith reliance upon the professed exercise of such powers shall be secured hereby.

         10. Liens on Real Property. In the event that all or any part of the Secured Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting Liens on any interests in real Property, each Grantor authorizes Secured Party, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting any Secured Obligations of any Grantor, the enforceability of this Assignment, or the validity or enforceability of any Liens of Secured Party on any Collateral, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale. Each Grantor expressly waives any defenses to the enforcement of this Assignment or any Liens created or granted hereby or to the recovery by Secured Party against Borrower or any guarantor or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Grantors and may preclude Grantors from obtaining reimbursement or contribution from any of the other Grantors. Each Grantor expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure SectionSection 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California Law or other applicable Law. Each Grantor expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real Property or interest therein subject to any such deeds of trust or mortgages or other instruments and any Grantor's failure to receive any such notice shall not impair or affect such Grantor's Obligations or the enforceability of this Assignment or any Liens created or granted hereby.

         11. Waiver of Discharge. Without limiting the generality of the foregoing, each Grantor hereby waives discharge by waiving all defenses based on suretyship or impairment of collateral.

         12. Understandings with Respect to Waivers and Consents. Grantors and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Grantors otherwise may have against Borrower, Secured Party or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or Law. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.

         13.      Costs and Expenses.

                  (a) Grantors will pay any and all charges, costs and taxes incurred in implementing or subsequently amending this Assignment, including, without limitation, recording and filing fees, appraisal fees, stamp taxes, and reasonable fees and disbursements of Secured Party's counsel incurred by Secured Party, and the allocated cost of in-house counsel to Secured Party, in connection with this Assignment, and in the enforcement of this Assignment and in the enforcement or foreclosure of any Liens, security interests or other rights of the Secured Party under this Assignment, or under any other documentation heretofore, now, or hereafter given to Secured Party in furtherance of the transactions contemplated hereby.

                  (b) Grantors agree to reimburse Secured Party for and indemnify it against, any and all losses, expenses and liabilities (including liabilities for penalties) of whatever kind or nature sustained and reasonably incurred in connection with any claim, demand, suit or legal or arbitration proceeding relating to this Assignment, or the exercise of any rights or powers hereunder, including reasonable attorneys' fees and disbursements, and the allocated cost of in-house counsel to the Secured Party, except losses, expenses and liabilities arising out of Secured Party's own gross negligence or willful misconduct.

         14.      Miscellaneous.

                  (a) Grantors and Secured Party may from time to time agree in writing to the release of certain of the Collateral from the security interest created hereby.

                  (b) Any notice, request, demand or other communication required or permitted under this Assignment shall be in writing and shall be deemed to be properly given if done in accordance with Section
         11.6 of the Loan Agreement.

                  (c) Except as otherwise set forth in the Loan Agreement, the provisions of this Assignment may not be modified, amended, restated or supplemented, whether or not the modification, amendment, restatement or supplement is supported by new consideration, except by a written instrument duly executed and delivered by Secured Party and Grantors.

                  (d) Except as otherwise set forth in the Loan Agreement or this Assignment, any waiver of the terms and conditions of this Assignment, or any Event of Default and its consequences hereunder or thereunder, and any consent or approval required or permitted by this Assignment to be given, may be made or given with, but only with, the written consent of Secured Party on such terms and conditions as specified in the written instrument granting such waiver, consent or approval.

                  (e) Any failure or delay by Secured Party to require strict performance by Grantors of any of the provisions, warranties, terms, and conditions contained herein, or in any other agreement, document, or instrument, shall not affect Secured Party's right to demand strict compliance and performance therewith, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto, and whether of the same or of a different type. None of the warranties, conditions, provisions, and terms contained herein, or in any other agreement, document, or instrument, shall be deemed to have been waived by any act or knowledge of Secured Party, its agents, officers, or employees, but only by an instrument in writing, signed by an officer of Secured Party and directed to Grantors, specifying such waiver.

                  (f) If any term or provision of this Assignment conflicts with any term or provision of the Loan Agreement, the term or provision of the Loan Agreement shall control.

                  (g) If any provision hereof shall be deemed to be invalid by any court, such invalidity shall not affect the remainder of this Assignment.

                  (h) This Assignment shall be binding upon, and for the benefit of, the parties hereto and their respective legal representatives, successors, and assigns.

                  (i) This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

         15. Continuing Effect. This Assignment shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by Agent or any Lender, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         16. Additional Grantors. From time to time following the Closing Date, additional Domestic Subsidiaries of Borrower may become parties hereto, as additional Grantors, by executing and delivering to Agent an Instrument of Joinder substantially in the form of Exhibit A hereto, accompanied by such documentation as Agent may require in connection therewith, wherein such additional Grantors agree to become a party hereto and to be bound hereby. Upon delivery of such Instrument of Joinder to and acceptance thereof by Agent, notice of which acceptance is hereby waived by Grantors, each such additional Grantor shall be as fully a party hereto as if such Grantor were an original signatory hereof. Each Grantor expressly agrees that its Secured Obligations and the Liens upon its Property granted herein shall not be affected or diminished by the addition or release of additional Grantors hereunder, nor by any election of Secured Party not to cause any Domestic Subsidiary of Borrower to become an additional Grantor hereunder. This Assignment shall be fully effective as to any Grantor who is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

         17. Release of Grantors. This Assignment and all Secured Obligations of Grantors hereunder shall be released when all Secured Obligations have been paid in full in cash or otherwise performed in full and when no portion of the Commitments remain outstanding. Upon such release of Grantors' Secured Obligations hereunder, Secured Party shall return any Collateral to Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of Secured Party's interests arising under this Assignment, all as reasonably requested by, and at the sole expense of, Grantors.

         18. Additional Powers and Authorization. Secured Party shall be entitled to the benefits accruing to it as Agent under the Loan Assignment and the other Loan Documents. Notwithstanding anything contained herein to the contrary, Secured Party may employ agents, trustees, or attorneys-in-fact and may vest any of them with any Property (including, without limitation, any Collateral assigned hereunder), title, right or power deemed necessary for the purposes of such appointment.

         19. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

         20. GOVERNING LAW. THIS ASSIGNMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA AND THE LAW OF THE STATE OF CALIFORNIA

         IN WITNESS WHEREOF, each Grantor has executed this Assignment by its duly authorized officer as of the date first written above.

                              "Grantors"

                              BANNER HOLDINGS, INC.,
                              a Delaware corporation

                              By:  /s/ Gary M. Cypres
                                 -------------------------------
                                       Gary M. Cypres
                                       Chief Executive Officer

ACCEPTED AND AGREED
AS OF THE DATE FIRST
ABOVE WRITTEN:

"Secured Party"

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Agent for the Lenders


By:  /s/ Perry Moreth
   -------------------------------
Title:  Vice President
      ----------------------------

                                    EXHIBIT A
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT

                              INSTRUMENT OF JOINDER


        THIS INSTRUMENT OF JOINDER ("Joinder") is executed as of _________________, 19___, by ______________________________, a
___________________________ ("Joining Party"), and delivered to Wells Fargo
Bank,
National Association, as Agent, pursuant to the nt dated as of June 13, 1997 made by Banner Holdings, Inc., a Delaware corporation, and each of the Persons listed on the signature pages thereto, in favor of the Agent and the Lenders (the "Trademark Assignment"). Terms used but not defined in this Joinder shall have the meanings defined for those terms in the Trademark Assignment.

                                         RECITALS

i. The Trademark Assignment was made by the Grantors in favor of the Agent for the benefit of the Lenders that are parties to that certain Revolving Loan Agreement dated as of June 13, 1997, by and among Central Financial Acceptance Corporation, a Delaware corporation ("Borrower"), the Lenders that are parties thereto, and Wells Fargo Bank, National Association, as the Agent for the Lenders.

ii. Joining Party has become a Significant Subsidiary of Borrower, and as such is required pursuant to Section 5.15 of the Revolving Loan Agreement to become a Grantor under the terms and conditions of the Trademark Assignment.

iii. Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrower of the credit facilities under the Revolving Loan Agreement.

NOW THEREFORE, Joining Party agrees as follows:

                                         AGREEMENT

1. By this Joinder, Joining Party becomes a "Grantor" under and pursuant to
Section 16 of the Trademark Assignment. Joining Party agrees that, upon its execution hereof, it will become a Grantor under the Trademark Assignment with respect to all Obligations of

Borrower heretofore or hereafter incurred under the Loan Documents, and will be bound by all terms, conditions, and duties applicable to a Grantor under the Trademark Assignment.

2.   The effective date of this Joinder is _________, 199___.

                                   "Joining Party"

                                   _______________________________________

                                   a ________________________________



                                   By:  ___________________________

                                   Title:  ___________________________



ACKNOWLEDGED:

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Agent



By:  __________________________

Title:  __________________________